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                                                                      EXHIBIT 99


                                    FORM OF
                                VOTING AGREEMENT

        VOTING AGREEMENT dated November 13, 2002, among International Aircraft Investors, a California corporation (the "COMPANY"), Jetscape Aviation Group, Inc., a Florida corporation ("PARENT"), and certain shareholders of the Company (each, a "SHAREHOLDER" and, collectively, the "SHAREHOLDERS").

        WHEREAS, the Company, Parent and Jetscape Leasing, Inc., a California corporation and a direct wholly owned subsidiary of Parent ("MERGER SUBSIDIARY"), have entered into an Agreement and Plan of Merger dated the date hereof (the "MERGER AGREEMENT"; capitalized terms being used but not otherwise defined herein shall have the meanings given thereto in the Merger Agreement), which provides, among other things, that Merger Subsidiary will merge with and into the Company (the "MERGER");

        WHEREAS, as of the date hereof, each Shareholder is the record and beneficial owner of the number of shares of Common Stock, par value $.01 per share, of the Company (the "COMPANY COMMON STOCK"), set forth on the signature page hereof beneath such Shareholder's name (with respect to each Shareholder, such Shareholder's "EXISTING SHARES" and, together with any shares of the Company Common Stock acquired after the date hereof, whether upon the exercise of warrants, options, conversion of convertible securities or otherwise, such Shareholder's "SHARES"); and

        WHEREAS, as a condition to the willingness of Parent and Merger Subsidiary to enter into the Merger Agreement, Parent has requested that the Shareholders agree, and in order to induce Parent and Merger Subsidiary to enter into the Merger Agreement, the Shareholders have agreed, to enter into this Agreement.

        NOW THEREFORE, in consideration of the foregoing and of the mutual covenants, representations, warranties and agreements herein contained, the parties to this Agreement (the "PARTIES") hereto agree as follows:

                                   ARTICLE 1.
                                VOTING AGREEMENT

        SECTION 1.1 Voting Agreement. Each Shareholder, severally and not jointly, hereby agrees that, from and after the date hereof and until this Agreement shall have been terminated in accordance with Article 4 hereof, at any meeting of shareholders of the Company, however called, and in any action by consent of the shareholders of the Company, such Shareholder will vote (or cause to be voted) such Shareholder's Shares: (a) in favor of the approval of the principal terms of the Merger Agreement; (b) against any action, proposal, agreement or transaction that would result in a breach of any covenant, obligation, agreement, representation or warranty of Parent contained in the Merger Agreement or in an agreement entered into in connection with the Merger Agreement or of the Shareholder contained in this Agreement; and (c) against any action, proposal, agreement or transaction, including, but not limited to, any Acquisition Proposal, that could result in any of the conditions to Parent's obligations under the Merger Agreement not being fulfilled or that is intended, or could reasonably be expected, to impede, interfere or be inconsistent with, delay, postpone, discourage or adversely affect the Merger Agreement, the consummation of the Merger or this Agreement. Such Shareholder shall not enter into any agreement or understanding with

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any person or entity to vote such Shares or give instructions in any manner inconsistent with this Section 1.1. The Shareholder acknowledges receipt and review of a copy of the Merger Agreement.

        SECTION 1.2 Irrevocable Proxy; Appointment of Proxy. If any Shareholder fails to comply with the provisions of Section 1.1, such Shareholder hereby agrees that such failure shall result, without any further action by such Shareholder, in the irrevocable appointment of Parent, and any other individual who shall be hereafter designated by Parent, as such Shareholder's attorney and proxy, with full power of substitution, to vote and otherwise act (by written consent or otherwise) with respect to such Shares at any meeting of the shareholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise, on the matters and in the manner specified in Section 1.1. THIS PROXY AND POWER OF ATTORNEY ARE IRREVOCABLE AND COUPLED WITH AN INTEREST AND, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, SHALL BE VALID AND BINDING ON ANY PERSON TO WHOM A SHAREHOLDER MAY TRANSFER ANY OF HIS SHARES IN BREACH OF THIS AGREEMENT. Each Shareholder hereby revokes all other proxies and powers of attorney with respect to such Shareholder's Shares that may have heretofore been appointed or granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by any Shareholder with respect thereto. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of any Shareholder and any obligation of the Shareholder under this Agreement shall be binding upon the heirs, personal representatives, successors and assigns of such Shareholder.

                                   ARTICLE 2.
                         REPRESENTATIONS AND WARRANTIES

Each Shareholder, severally and not jointly, hereby represents and warrants to Parent in respect of such Shareholder as follows:

        SECTION 2.1 Authority Relative to this Agreement. Such Shareholder has all necessary power and authority to execute and deliver this Agreement, to perform such Shareholder's obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by such Shareholder of this Agreement and the consummation by such Shareholder of the transactions contemplated hereby have been duly and validly authorized by all corporate, partnership, limited liability company or other action, and no other actions or proceedings on the part of such Shareholder are necessary to authorize the execution and delivery by such Shareholder of this Agreement, and the consummation by such Shareholder of the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Shareholder and constitutes a legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms, except insofar as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor's rights generally, or by principles governing the availability of equitable remedies.


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        SECTION 2.2 No Conflict.

               (a) The execution and delivery of this Agreement by such Shareholder do not, and the performance of this Agreement by such Shareholder shall not, (i) result in any breach of any provision of the charter documents of such Shareholder, if any, (ii) violate any law, rule, regulation, order, judgment or decree applicable to such Shareholder or by which the Shares owned by such Shareholder are bound or affected or (iii) result in any breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Shares owned by such Shareholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Shareholder is a party or by which such Shareholder or the Shares owned by such Shareholder are bound or affected.

               (b) The execution and delivery of this Agreement by such Shareholder do not, and the performance of this Agreement by such Shareholder shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental authority, domestic or foreign, except for applicable requirements, if any, of the Securities Exchange Act of 1934, as amended.

        SECTION 2.3 Title to the Shares. Such Shareholder is the record and beneficial owner of the number of shares of the Company Common Stock set forth beneath such Shareholder's name on the signature page hereof. Such Shares are all the securities of the Company owned, either of record or beneficially, by such Shareholder. All of such Shareholder's Shares are issued and outstanding. Such Shareholder has sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Section 1.1 hereof, sole power of conversion, sole power to demand dissenters' rights and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Shareholder's Shares of the Company Common Stock and shall have sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Section 1.1, sole power of conversion, sole power to demand dissenters' rights and sole power to agree to all of the matters set forth in this Agreement, with respect to all of such Shareholder's Shares, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement. The Shares owned by such Shareholder are owned free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements and limitations, in each case on such Shareholder's voting rights. Except as provided in this Agreement, such Shareholder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to the Shares owned by such Shareholder.

                                   ARTICLE 3.
                          COVENANTS OF THE SHAREHOLDERS

        SECTION 3.1 No Disposition or Encumbrance of Shares. Each Shareholder, severally and not jointly, hereby agrees that, except as contemplated by this Agreement, such Shareholder shall not (i) sell, transfer, tender, assign, contribute to the capital of any entity, give or otherwise dispose of, grant a proxy or power of attorney with respect to, or deposit into any voting trust, any of such Shareholder's Shares, (ii) create or permit to exist any security interest, lien, claim, pledge, option, right of first refusal, agreement or


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limitation on such Shareholder's voting rights with respect to such
Shareholder's Shares, (iii) grant any proxies or powers of attorney, deposit any Shares into a voting trust or enter into a voting agreement with respect to any of such Shareholder's Shares, or any interest in any of the foregoing; (iv) take any action that would make any representation or warranty of such Shareholder herein untrue or incorrect in any material respect or have the effect of preventing or disabling such Shareholder from performing his or her obligations, or (v) directly or indirectly, initiate, solicit or encourage any person to take actions that could reasonably be expected to lead to the occurrence of any of the foregoing.

        SECTION 3.2 Appraisal or Dissenters' Rights. Each Shareholder hereby irrevocably waives any rights of appraisal or rights to dissent from the Merger that the Shareholder may have under Chapter 13 of the California Code.

        SECTION 3.3 No Solicitation of Transactions. Each Shareholder, severally and not jointly, agrees that he will comply with the provisions of Section 6.04 of the Merger Agreement. r

        SECTION 3.4 Regulatory and Other Authorizations; Notices and Consents. Each Shareholder, severally and not jointly, agrees to use its commercially reasonable efforts to obtain (or cause the Company and its subsidiaries to obtain) all authorizations, consents, orders and approvals of all governmental authorities and officials that may be or become necessary for the execution and delivery of, and the performance of his obligations pursuant to, this Agreement and will cooperate fully with the Company in promptly seeking to obtain all such authorizations, consents, orders and approvals.

        SECTION 3.5 Changes in Capitalization. In the event of a stock dividend or distribution, or any change in the Company Common Stock by reason of any stock dividend or distribution, split-up, recapitalization, combination, merger, exchange of shares or the like, or the acquisition of additional shares of the Company Common Stock or other securities or rights of the Company by any Shareholder, the term "Shares" shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of the Shares may be changed or exchanged and such additional Shares as may be acquired.

                                   ARTICLE 4.
                                   TERMINATION

        This Agreement shall terminate, and no party shall have any rights or obligations hereunder and this Agreement shall become null and void and have no further effect upon the earliest of: (a) the effective time of the Merger; (b) the date of termination of the Merger Agreement in accordance with its terms; and (c) by the written mutual consent of the parties hereto. Nothing in this
Article 4 shall relieve any party of liability for any breach of this Agreement.

                                   ARTICLE 5.
                                  MISCELLANEOUS

        SECTION 5.1 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given,


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        if to Parent, to:               Jetscape Aviation Group, Inc.
                                        408 S. Andrews Avenue, Suite 200
                                        Fort Lauderdale, Florida 33301
                                        Attention: John Evans, Chairman and
                                                   Chief Executive Officer
                                        Fax: (954) 763-4757

        with a copy to:                 Greenberg Traurig, P.A.
                                        1221 Brickell Avenue
                                        Miami, FL 33131
                                        Attention: Kenneth C. Hoffman, Esq.
                                        Fax: (305) 579-0717

        if to the Company, or any of    International Aircraft Investors
        the Shareholders to:            3655 Torrance Boulevard, Suite 410
                                        Torrance, California 90503
                                        Attention: William E. Lindsey, Chairman
                                        Fax: (310)-316-8145

        with a copy to:                 O'Melveny & Myers LLP
                                        400 South Hope Street
                                        Los Angeles, CA 90071-2899
                                        Attention: Richard Boehmer, Esq.
                                        Fax: (213) 430-6407

or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m., and such day is a Business Day, in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

        SECTION 5.2 Amendment; Waivers. (a) Any provision of this Agreement may be amended or waived prior to the time of the Shareholder Vote if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective.

        (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

        SECTION 5.3 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto, except that Parent may transfer or assign, in whole or from time to time in part, to one or more of their Affiliates, its right contemplated by this Agreement, but any such transfer or assignment will not relieve Parent of its obligations hereunder.


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        SECTION 5.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York

        SECTION 5.5 Waiver of Jury Trials. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

        SECTION 5.6 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto. No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person other than the parties hereto and their respective successors and assigns.

        SECTION 5.7 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement; provided, however the Confidentiality Agreement shall remain valid and in effect.

        SECTION 5.8 Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

        SECTION 5.9 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner so that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

        SECTION 5.10 Further Assurances. Each Shareholder and the Company will execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to consummate the transactions contemplated hereby.

        SECTION 5.11 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

        SECTION 5.12 Expenses. Except as otherwise specified in this Agreement, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Merger shall have occurred.


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        SECTION 5.13 Public Announcements. Each of the parties will consult with each other before issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated hereby and, neither party will issue any such press release or make any such public statement prior to such consultation with the other.




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        IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

                                        INTERNATIONAL AIRCRAFT INVESTORS


                                        By:_____________________________________
                                           Name:
                                           Title:


                                        JETSCAPE AVIATION GROUP, INC.


                                        By:_____________________________________
                                           John Evans
                                           Chairman and Chief Executive Officer


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                         VOTING AGREEMENT SIGNATURE PAGE

        By its execution and delivery of this signature page, the undersigned Shareholder hereby joins in and agrees to be bound by the terms and conditions of the Voting Agreement dated as of November 13, 2002 (the "VOTING AGREEMENT") by and among International Aircraft Investors, Jetscape Aviation Group, Inc. and the Shareholders (as defined therein) as a "Shareholder" thereunder, and authorizes this signature page to be attached to the Voting Agreement or counterparts thereof.

                                        NAME OF SHAREHOLDER

                                        ________________________________________

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        Number of Existing Shares: _____________


Agreed to and accepted this
__th day of November, 2002

JETSCAPE AVIATION GROUP, INC.

By:_______________________________
   John Evans
   Chairman and Chief Executive Officer



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                              SHAREHOLDERS SIGNING


NAME                                                       NO. OF SHARES
----                                                       -------------
Christer Salen                                                402,540

Alex R. Lieblong                                              741,200

Ralph Hellmold                                                 27,500

Aaron Mendelsohn                                               72,273

Chris Vorderkunz                                                   50

Kenneth Taylor                                                 11,306

William Lindsey                                                45,333

Alan G. Stanford, Jr.                                          10,000

Michael Grella                                                 30,222

Rick Hammond                                                    7,055

Stuart Warren                                                 102,790

Sven Salen                                                    289,725

International Lease Finance Corporation                        66,666